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                                                                      Exhibit 40


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints (as of the date set forth opposite their respective signature below) Andrew S. Wilson his, her or its true and lawful attorney-in-fact and agent, with full power of substitution, for such person and in such person's name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission a Schedule 13E-3 (including all amendments and exhibits thereto) (the "Statement") with respect to the ADSs representing ordinary shares, nominal value 2 pence, of Professional Staff plc, and other documents in connection therewith, granting unto said attorney-in-fact full power and authority, to do and perform each and every act and thing requisite or necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.


April 28, 2003                           /s/ Michael A Ashcroft
                                         --------------------------------------
                                         Michael A. Ashcroft

April 28, 2003                           /s/ Benjamin P. Blackden
                                         --------------------------------------
                                         Benjamin P. Blackden

April 28, 2003                           /s/ Andrew R. Dixey
                                         --------------------------------------
                                         Andrew R. Dixey


April 28, 2003                           CS SERVICES LIMITED

                                         By:  /s/ K. Haylock for Northtown Ltd.
                                            -----------------------------------
                                         Name: K. Haylock for Northtown Ltd.
                                         Title: Director


April 28, 2003                           OHSEA HOLDINGS LIMITED

                                         By: /s/ Andrew Wilson
                                         --------------------------------------
                                         Name: Andrew Wilson
                                         Title: Director


April 28, 2003                           PROFESSIONAL STAFF PLC

                                         By: /s/ Benjamin P. Blackden
                                         --------------------------------------
                                         Name: Benjamin P. Blackden
                                         Title: Director